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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): January 9, 2003
                                                          ---------------


                          Atlantic Premium Brands, Ltd.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-13747                36-3761400
          --------                        -------                ----------
(State or Other Jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


        650 Dundee Road, Suite 370, Northbrook, Illinois            60062
        ------------------------------------------------            -----
            (Address of Principal Executive Offices)              (Zip Code)


                                 (847) 412-6200
                                 ---------------
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

         On January 9, 2003, Alan F. Sussna resigned as the Company's President and Chief Executive Officer to pursue other interests. Mr. Sussna also resigned from the Company's Board of Directors. At this time, Thomas M. Dalton, the Company's current Chief Financial Officer and Chief Operating Officer, was appointed to the additional position of President, effective immediately. On January 9, 2003, the Company issued two press releases attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K announcing these events. We encourage you to read these press releases. The information contained in these press releases is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

         99.1 Press Release of the Company dated January 9, 2003 regarding CEO resignation

         99.2 Press Release of the Company dated January 9, 2003 regarding appointment of new principal executive officer



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ATLANTIC PREMIUM BRANDS, LTD.


                                  By:          /s/ Thomas M. Dalton
                                         ---------------------------------------
                                  Name:  Thomas M. Dalton
                                  Title: President, Chief Financial Officer and
                                         Chief Operating Officer



Dated as of January 9, 2003



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                                  Exhibit Index
                                  -------------

   Exhibit #                               Description
-----------------      ---------------------------------------------------------

      99.1 Press Release of the Company dated January 9, 2003 regarding CEO resignation

      99.2 Press Release of the Company dated January 9, 2003 regarding appointment of new principal executive officer